Prepaid Expenses and Other Current Assets - Schedule (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 1,421	$ 2,186
Insurance claims receivable, net	11,761	1,025
Deferred insurance premiums	2,604	1,074
Advances to suppliers	494	192
Other	1,232	1,706
Total prepaid expenses and other current assets	$ 17,512	$ 6,183